                                                                   EXHIBIT 10.50

                                LOAN AGREEMENT
                                --------------

The First National Bank of Chicago, Hong Kong Branch (the "Bank"), whose address is 13/F Jardine House, 1 Connaught Place, Central, Hong Kong, agrees to extend the credit facility described below to CellStar (Asia) Corporation Limited (the "Borrower"), whose address is Rooms 509-510, 5/F, Block B, Sing Tao Building, 1 Wang Kwong Road, Kowloon bay, Kowloon, Hong Kong, under the terms and conditions set forth in this agreement (the "Agreement").

1.   CREDIT FACILITY
     ---------------

     The Bank agrees to extend the following credit facility to the Borrower, CellStar (Asia) Corporation Limited:


     A United States Dollar Fifteen Million (US$15,000,000) revolving credit (the "Credit Facility") maturing July 31, 1997, the proceeds of which will be used for general working capital purposes and to negotiate export commercial letters of credit which may contain discrepancies whereby the Bank maintains full recourse to the Borrower.

2.   CONDITIONS PRECEDENT
     --------------------

     The Borrower shall provide the Bank the following documents prior to the extension of the Credit Facility:

     (a) A copy of a Board Resolution of the Borrower authorizing the Borrower to enter into this Agreement and appointing authorized persons to sign all applications, notices and documents to be delivered hereunder.

     (b) Specimen signatures of the authorized persons under the Board resolution referred to in section 2(b) above.

     (c)  A copy of this Agreement duly executed by the Borrower.

     (d) Corporate guarantees of CellStar Corporation, and National Auto Center, Inc. (the "Guarantors").

     (e) Board resolutions authorizing CellStar Corporation and National Auto Center, Inc. to guarantee the Credit Facility.

     (f) Copy of hazard and theft insurance policy covering inventory maintained by Borrower.

     (g)  Such other documents as the Bank may reasonably require.

3.   INTEREST RATES
     --------------

     Interest rates charged to the Borrower under the Credit Facility are based on the interest rate pricing grids as defined in the National Auto Center, Inc. credit facility ("Domestic Facility") which is attached as Exhibit A.

     The Borrower agrees to pay the Bank interest calculated on a daily basis and at the rates specified below on all amounts outstanding under the Credit Facility. Interest will be calculated on the basis of actual days elapsed in a year of 360 days. All payments will be applied first to accrued interest, then to principal.

                            /s/JAS          /s/AHG
                         ------------    ------------
                            INITIAL         INITIAL
                            (Bank)         (Borrower)
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                                       2

     (a)  At Borrowers Option:
          -------------------

          1. Texas Commerce Bank's (Agent) Base Rate (greater of Agent's "Prime Rate" or Fed Funds Rate plus 1/2%) plus applicable margin as defined in the Domestic Facility.

          2. Eurodollar rate (1, 2 or 3 month) plus applicable margin as defined in the Domestic Facility.

     (b)  Default Interest Rate:
          ---------------------

          In addition to the interest specified above, default interest shall be chargeable to the Borrower from the date of any default at an additional two percent (2%) per annum on all amounts outstanding.

4.   COMMITMENT FEE
     --------------

     The Borrower agrees to pay the Bank a fee of 0.5 percent (50 basis points) per annum on the unused portion of the Credit Facility. The commitment fee will be calculated on a daily basis and will be payable quarterly in arrears.

5.   UPFRONT FEE
     -----------

     0.35 percent (35 basis points) on the amount of the Credit Facility or US$52,500.

6.   COLLATERAL
     ----------

     The Bank will file with the Registrar of Companies in Hong Kong a floating charge on the Borrower's trade accounts receivable and inventory contained in a debenture to be executed by the Borrower in favor of the Bank.

7.   BORROWING BASE
     --------------

     Notwithstanding any other provisions of this Agreement, the aggregate principal amount outstanding at any one time under the Credit Facility shall not exceed the lesser of the Borrowing Base or US$15,000,000.

     Borrowing Base means:

     Eighty percent* of the Borrower's trade accounts receivable in which the Bank has a perfected, first priority security interest, excluding accounts more than ninety days past due from the date of invoice, accounts subject to offset or defense, bonded, affiliate accounts and accounts otherwise reasonably unacceptable to the Bank plus:

     Ninety percent of bills receivable under commercial letters of credit issued by banks for which the Bank has approved credit limits, and not exceeding ninety days plus:

     Fifty percent of the Borrower's inventory in which the Bank has a perfected, first priority security interest, net of any obsolescence reserve, slow moving or inventory in transit.

     * Advance rate against trade accounts receivable is reduced to seventy percent on any individual account which has a month end balance greater than twenty-five percent of the sum of the acceptable account balances at that same month end.

                            /s/JAS          /s/AHG
                         ------------    ------------
                            INITIAL         INITIAL
                            (Bank)         (Borrower)

8.   GUARANTY
     --------

     Payment of the Borrower under this Credit Facility shall be guaranteed by CellStar Corporation and National Auto Center, Inc. (the "Guarantors") by execution of the Bank's form of guaranty agreement.

9.   AFFIRMATIVE COVENANTS
     ---------------------

     So long as there is any outstanding under the Credit Facility, the Borrower shall:

     (a) maintain insurance with financially sound and reputable insurers covering its properties and business against those casualties and contingencies and in the types and amounts as shall be in accordance with sound business and industry practices.

     (b) maintain its existence and business operations presently in effect in accordance with all applicable laws and regulations, pay its debts and obligations when due under normal terms (which, for the avoidance of doubt shall not limit or restrict the Borrower in accepting trade credit from its suppliers on normal commercial terms), and pay on or before their due date, all taxes, assessments, fees and other governmental monetary obligations, except as they may be contested in good faith if they have been properly reflected on its books and, at the Bank's request, adequate funds or security has been pledged to insure payment.

     (c) maintain proper books and records of account, in accordance with generally accepted accounting principles where applicable, and consistent with financial statements previously submitted to the Bank.

     (d) furnish to the bank whatever information, books and records the Bank may reasonably request, including at a minimum:

         (i) annual audited financial statements of the Borrower and the Guarantors, and

         (ii)  monthly internally prepared financial statements of the Borrower.

         (iii) monthly computer generated account receivable aging/report.

         (iv)  monthly computer generated inventory report.

         (v)   monthly borrowing base report.

         (vi)  quarterly covenant compliance certificate.


10.  NEGATIVE COVENANTS
     ------------------

     (a) Definitions:

         As used in this Agreement, the following terms shall have the following respective meanings:

         (i) "Tangible Net Worth" shall mean total assets less intangible assets and total liabilities. Intangible assets include goodwill, patents, copyrights, mailing lists, catalogs, trademarks, bond discounts and underwriting expenses, organization expenses, and all other intangibles.


                            /s/JAS          /s/AHG
                         ------------    ------------
                            INITIAL         INITIAL
                            (Bank)         (Borrower)

          (ii) Unless otherwise noted, the financial requirements set forth in this Section 10 shall be computed in accordance with generally accepted accounting principles applied on a basis consistent with financial statements previously submitted by the Borrower to the Bank.

     (b) Without the written consent of the Bank, and so long as any outstanding remains under the Credit Facility, the Borrower shall not:

          (i) Permit the ratio of its current assets to its current liabilities to be less than 1.5:1.0.

          (ii) Permit its Tangible Net Worth to be less than US$25,000,000 and increasing to US$27,000,000 at 8-31-96; and increasing by 50% of quarterly net income thereafter.

          (iii) Permit its total liabilities divided by Tangible Net Worth to exceed 2.0:1.0.

          (iv) Permit the ratio of its earnings before deducting interest expense and taxes to its interest expense to be less than 1.5:1.0.

          (v) Advance any funds and/or dividends in an aggregate amount greater than US$3,000,000 to affiliated companies through July 31, 1997.

          (vi) Create or assume or permit to exist or arise any mortgage, debenture, charge, or any other encumbrance or security whatsoever over any of its assets or property, except for liens in the ordinary course of business and liens for taxes, assessments or other governmental charges which are not delinquent and are part of the ordinary course of business, or which are being contested in good faith and for which adequate reserves have been established in agreement with the Bank.

          (vii) Allow the legal or beneficial ownership of the Borrower to be changed.

          (viii) Guarantee the liabilities of any other legal entity, affiliated or unaffiliated.


11.  ACCELERATION OF PAYMENT
     -----------------------

     Upon the occurrence of any one of the following events, the Borrower's indebtedness to the Bank hereunder shall immediately become due and payable without any notice or demand from the Bank:

     (a) The Borrower or the Guarantors fail to pay (i) any installment of interest on any amount payable hereunder within 5 days after the due date thereof, or (ii) any installment of principal hereunder when due.

     (b) The Borrower or the Guarantors fail to observe or perform any other term of the Agreement and such failure continues unremedied for a period of 15 days after the earlier of (i) the giving of notice to Borrower or Guarantors by the Bank of such failure, or (ii) the Borrower's or the Guarantors' actual knowledge of such failure; or the Borrower or the Guarantors make any materially incorrect or misleading representation, warranty, or certificate to the Bank which was materially incorrect or misleading when made; or make any materially incorrect or misleading representation in any financial statement or other information delivered to the Bank; or default under the terms of any agreement or instrument relating to any debt for borrowed money such that the creditor declares the debt due before its maturity.

     (c)  A default under the Domestic Facility.


                            /s/JAS          /s/AHG
                         ------------    ------------
                            INITIAL         INITIAL
                            (Bank)         (Borrower)

     (d) The Borrower or the Guarantors default under the terms of any loan agreement, mortgage, security agreement or any other document executed in connection with this Agreement and such default continues unremedied for a period of fifteen days after the earlier of (i) the giving of notice to Borrower or Guarantors by the Bank of such failure, or (ii) the Borrower's or the Guarantors' actual knowledge of such failure; or if any guaranty of this Credit Facility becomes unenforceable in whole or in part, or the Guarantors fail to promptly perform under such a guaranty.

     (e) The Borrower or the Guarantors become insolvent or unable to pay their debts as they become due.

     (f) The Borrower or the Guarantors make an assignment for the benefit of creditors; consent to the appointment of a custodian, receiver or trustee for it or a substantial part of its assets; or commence any proceeding under any bankruptcy, reorganization, liquidation or similar laws of any jurisdiction.

     (g) A custodian, receiver or trustee is appointed for the Borrower or the Guarantors or for a substantial part of its assets without the consent of the party against which the appointment is made.

     (h) Proceedings are commenced against the Borrower or the Guarantors under any bankruptcy, reorganization, liquidation, or similar laws of any jurisdiction and not dismissed within 30 days from the commencement thereof, or the Borrower or the Guarantors consent to the commencement of such proceedings.

     (i) Any final judgment for the payment of money in excess of US$500,000 is entered against the Borrower or the Guarantors, or any attachment, levy or garnishment is issued against any property of the Borrower or the Guarantors and the same shall not be discharged or a stay of execution thereof shall not be procured, within 30 days from the date of entry thereof.

     (j) The Borrower or the Guarantors, without the Bank's written consent, is dissolved, merges or consolidates with any third party; leases, sells or otherwise conveys a material part of its assets or business outside the ordinary course of business; or agrees to do any of the foregoing.

     (k) There is a substantial change in the existing or prospective financial condition of the Borrower or the Guarantors which the Bank in good faith determines to be materially adverse taken as a whole.

12.  PAYMENTS WITHOUT DEDUCTION
     --------------------------

     All payments by the Borrower hereunder shall be made without set-off or counterclaim and free and clear of and without deducting or withholding for or on account of all present and future taxes, levies, imposts, duties, fees or other restrictions or conditions whatsoever.

13.  LIEN AND SET-OFF
     ----------------

     To secure payment of any indebtedness of the Borrower under this Agreement and all the Borrower's other liabilities to the Bank, the Borrower grants to the Bank a continuing security interest in all securities and other property of the Borrower in the custody, possession or control of the Bank and all balances of deposit accounts of the Borrower with the Bank. The Bank shall have the right upon occurrence of an event described in Section 11 hereof to apply its own debt or liability to the Borrower, or to any other party liable for payment under this Agreement, in whole or partial payment of the Borrower's indebtedness or its other present or future liabilities to the Bank, without any requirement of mutual maturity.


                            /s/JAS          /s/AHG
                         ------------    ------------
                            INITIAL         INITIAL
                            (Bank)         (Borrower)

14.  EXPENSES
     --------

     The Borrower shall pay or procure the payment of all stamp and other duties and taxes and all registration and other like fees to which this Agreement or other document referred to herein may be subject and shall reimburse the Bank on demand for all expenses (including reasonable legal fees, translation and other out-of-pocket expenses) incurred by the Bank in connection with the negotiation, preparation, execution and enforcement of this Agreement.

15.  NOTICE
     ------

     Notice from one party to another relating to this Agreement shall be deemed effective if made in writing (including telecommunications) and delivered to the recipient's address, telex number or facsimile number set forth under its name below by any of the following means: hand delivery, registered or certified mail, postage prepaid, with return receipt requested, mail, postage prepaid, overnight courier service or facsimile, telex or other wire transmission with request for assurance of receipt in a manner typical with respect to communication of that type. Notice made in accordance with this section shall be deemed delivered upon receipt if delivered by hand or wire transmission, three business days in the place of receipt after mailing if mailed by registered or certified mail or one business day in the place of receipt after mailing or deposit with an overnight courier service if delivered by express mail or overnight courier.

16.  WAIVER
     ------

     No delay on the part of the Bank in the exercise of any right or remedy shall operate as a waiver. No single or partial exercise by the Bank of any right or remedy shall preclude any other future exercise of it or the exercise of any other right or remedy. No waiver or indulgence by the Bank of any default shall be effective unless in writing and signed by the Bank, nor shall a waiver on one occasion be construed as a bar to or waiver of that right on any future occasion.

17.  GOVERNING LAW
     -------------

     This agreement shall be governed by and construed in all respects in accordance with the laws of Hong Kong and the Borrower hereby irrevocable submits to the non-exclusive jurisdiction of the Hong Kong courts. This Agreement is binding on the Borrower and its successors, and shall inure to the benefit of the Bank, its successors and assigns.

18.  MISCELLANEOUS
     -------------

     (a) This agreement and any related loan documents embody the entire agreement and understanding between the Borrower and the Bank and supersede all prior agreements and understandings relating to their subject matter. If any one or more of the obligations of the Borrower under this agreement or the Note shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining obligations of the Borrower shall not in any way be affected or impaired, and such validity, illegality or unenforceability in one jurisdiction shall not affect the validity, legality or enforceability of the obligations of the Borrower under this Agreement or the Note in any other jurisdiction.

                            /s/JAS          /s/AHG
                         ------------    ------------
                            INITIAL         INITIAL
                            (Bank)         (Borrower)

(b) Section headings are for convenience of reference only and shall not affect the interpretation of this Agreement.

Executed by the parties on July 31, 1996.


For and on behalf of                     For and on behalf of
First National Bank of Chicago           CellStar (Asia) Corporation Limited
Hong Kong Branch




/s/   James A. Schmelter                 /s/   Alan H. Goldfield
-----------------------------------      ---------------------------------------
Name: James A. Schmelter                 Name: Alan H. Goldfield


Address for Notices:                     Address for Notices:

13/F Jardine House                       Rooms 509-510,5/F, Block B
-----------------------------------      ---------------------------------------
1 Connaught Place, Central               Sing Tao Building
-----------------------------------      ---------------------------------------
Hong Kong                                1 Wang Kwong Road, Kowloon Bay
-----------------------------------      ---------------------------------------
                                         Kowloon, Hong Kong
-----------------------------------      ---------------------------------------


Telephone No: (852) 2844-9222            Telephone No: (852) 2757-0998
              ---------------------                    -------------------------
Facsimile No: (852) 2844-9318            Facsimile No: (852) 2759-5255
              ---------------------                    -------------------------
Telex No    : 83536 FCHOP HX             Telex No    :         /
              ---------------------                    -------------------------